GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Investor, Class R, Class R6, and Class P Shares

of the

Goldman Sachs GQG Partners International Opportunities Fund

(the “Fund”)

Supplement dated January 24, 2024 to the

Prospectuses and Summary Prospectuses,

each dated February 28, 2023, as supplemented to date

Effective immediately, Siddharth Jain will serve as Deputy Portfolio Manager for the Fund. Rajiv Jain, Brian Kersmanc and Sudarshan Murthy will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

The following replaces in its entirety the second paragraph of the “Summary—Portfolio Management” section in the Prospectuses and the “Portfolio Management” section in the Summary Prospectuses:

Portfolio Managers: Rajiv Jain, Chairman and Chief Investment Officer, GQG Partners, has managed the Fund since December 2016; Brian Kersmanc, Portfolio Manager and Senior Investment Analyst, GQG Partners, has managed the Fund since September 2019; Sudarshan Murthy, CFA, Portfolio Manager and Senior Investment Analyst, GQG Partners, has managed the Fund since July 2022; and Siddharth Jain, Deputy Portfolio Manager, GQG Partners, has served as Deputy Portfolio Manager of the Fund since January 2024.

The following replaces in its entirety the first paragraph of the “Service Providers—Fund Managers—Sub-Adviser Portfolio Management Team” section of the Prospectuses:

GQG Partner’s Portfolio Managers are responsible for the day-to-day management of the Fund under normal circumstances, with the Deputy Portfolio Manager providing support for all aspects of security selection, portfolio construction and risk management with respect to the Fund. Investment decisions are typically made collaboratively by the Portfolio Managers, although, as Chief Investment Officer, Rajiv Jain has the right to act unilaterally on any investment decision-making.

The following row is added to the end of the first table in the “Service Providers—Fund Managers—Sub-Adviser Portfolio Management Team” section of the Prospectuses:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Siddharth Jain Deputy Portfolio Manager, GQG Partners LLC	Deputy Portfolio Manager—GQG Partners International Opportunities Fund	Since 2024	Mr. Jain is an Investment Analyst with GQG Partners. Prior to joining the firm in 2021, he was at Warburg Pincus, where he served most recently as a private equity associate in their industrial and business services group. Mr. Jain began his career as an investment banking analyst with the mergers and acquisition group at PJT Partners in 2018.

This Supplement should be retained with your Prospectuses and Summary Prospectuses for future reference.

GQGPIOSTK 02-24